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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 9, 2006
                                                         ----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


     Delaware                   333-127233                   13-3416059
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  (State or other              (Commission                 (IRS Employer
  jurisdiction of              File Number)             Identification No.)
  incorporation)

                250 Vesey Street
       4 World Financial Center 28th Floor
               New York, New York                            10080
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    (Address of principal executive offices)                Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

         Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"),Merrill Lynch Mortgage Investors, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Merrill Lynch Mortgage Loan Trust, Series 2006-WMC1, Mortgage Loan Asset-Backed Certificates (the "Certificates").

         Incorporation of Certain Documents by Reference

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1.

         The audited financial statements of CIFG Assurance North America, Inc. ("CIFG"), including the respective notes thereto, prepared in accordance with US GAAP as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the audited consolidated financial statements of CIFG Guaranty, including the respective notes thereto, prepared in accordance with US GAAP as of December 31, 2004 and for each of the three years in the period ended December 31, 2004 and the unaudited interim financial statements of CIFG as of September 30, 2005 and for the nine month period ended September 30, 2005, are hereby incorporated by reference in (i) the prospectus and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement related to the Certificates, is attached hereto as Exhibit 23.1.


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ITEM 9.01. Financial Statements and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    23.1     Consent of PricewaterhouseCoopers LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:      /s/ Tom Saywell
                                                 ---------------------------
                                        Name:    Tom Saywell
                                        Title:   Vice President

Date: February 10, 2006

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                                INDEX TO EXHIBITS

Exhibit No.                 Description                                  Page
-----------                 -----------                                  ----
(23.1)                      Consent of PricewaterhouseCoopers LLP          6